Exhibit 24.1

POWER OF ATTORNEY

FOR

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SECTION 16(a) FILINGS

Know all by these presents, that the undersigned hereby constitutes and appoints David J. Shladovsky, Terry A. Hart, James C. Baker and David A. Hearth as the undersigned’s true and lawful attorneys-in-fact to:

(1)	Execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder of Kayne Anderson Midstream/Energy Fund, Inc., a Maryland corporation (the “Company”), Form IDs and Forms 3, 4, and 5 and amendments thereto in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules promulgated thereunder;

(2)	Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form IDs and Form 3, 4, or 5 or amendment thereto and timely file such forms with the United States Securities and Exchange Commission (the “SEC”) and any stock exchange or similar authority, as required; and

(3)	Take any other action of any type whatsoever which, in the opinion of any such attorney-in-fact, may be of benefit, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect with respect to the undersigned until the earliest to occur of (a) the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transaction in securities issued by the Company or (b) revocation by the undersigned in a signed writing delivered to the Company and each of the foregoing attorneys-in-fact. This Power of Attorney shall terminate with respect to a foregoing attorney-in-fact, individually, at such time as such attorney-in-fact is no longer employed or engaged by the Company or any of its subsidiaries. This Power of Attorney may be filed with the SEC as a confirming statement of the authority granted herein.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of November, 2010.

KA FUND ADVISORS LLC

By:/s/ David Shladovsky
Name: David Shladovsky
Title: General Counsel

Exhibit 24.2

POWER OF ATTORNEY

FOR

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SECTION 16(a) FILINGS

Know all by these presents, that the undersigned hereby constitutes and appoints David J. Shladovsky, Terry A. Hart, James C. Baker and David A. Hearth as the undersigned’s true and lawful attorneys-in-fact to:

(4)	Execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder of Kayne Anderson Midstream/Energy Fund, Inc., a Maryland corporation (the “Company”), Form IDs and Forms 3, 4, and 5 and amendments thereto in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules promulgated thereunder;

(5)	Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form IDs and Form 3, 4, or 5 or amendment thereto and timely file such forms with the United States Securities and Exchange Commission (the “SEC”) and any stock exchange or similar authority, as required; and

(6)	Take any other action of any type whatsoever which, in the opinion of any such attorney-in-fact, may be of benefit, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect with respect to the undersigned until the earliest to occur of (a) the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transaction in securities issued by the Company or (b) revocation by the undersigned in a signed writing delivered to the Company and each of the foregoing attorneys-in-fact. This Power of Attorney shall terminate with respect to a foregoing attorney-in-fact, individually, at such time as such attorney-in-fact is no longer employed or engaged by the Company or any of its subsidiaries. This Power of Attorney may be filed with the SEC as a confirming statement of the authority granted herein.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of November, 2010.

KAYNE ANDERSON CAPITAL ADVISORS, L.P.

By:/s/ David Shladovsky
Name: David Shladovsky
Title: General Counsel

Exhibit 24.3

POWER OF ATTORNEY

FOR

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SECTION 16(a) FILINGS

Know all by these presents, that the undersigned hereby constitutes and appoints David J. Shladovsky, Terry A. Hart, James C. Baker and David A. Hearth as the undersigned’s true and lawful attorneys-in-fact to:

(7)	Execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder of Kayne Anderson Midstream/Energy Fund, Inc., a Maryland corporation (the “Company”), Form IDs and Forms 3, 4, and 5 and amendments thereto in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules promulgated thereunder;

(8)	Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form IDs and Form 3, 4, or 5 or amendment thereto and timely file such forms with the United States Securities and Exchange Commission (the “SEC”) and any stock exchange or similar authority, as required; and

(9)	Take any other action of any type whatsoever which, in the opinion of any such attorney-in-fact, may be of benefit, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect with respect to the undersigned until the earliest to occur of (a) the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transaction in securities issued by the Company or (b) revocation by the undersigned in a signed writing delivered to the Company and each of the foregoing attorneys-in-fact. This Power of Attorney shall terminate with respect to a foregoing attorney-in-fact, individually, at such time as such attorney-in-fact is no longer employed or engaged by the Company or any of its subsidiaries. This Power of Attorney may be filed with the SEC as a confirming statement of the authority granted herein.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of November, 2010.

KAYNE ANDERSON INVESTMENT MANAGEMENT, INC.

By: /s/ David Shladovsky
Name: David Shladovsky
Title: General Counsel

Exibit 24.4

POWER OF ATTORNEY

FOR

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SECTION 16(a) FILINGS

Know all by these presents, that the undersigned hereby constitutes and appoints David J. Shladovsky, Terry A. Hart, James C. Baker and David A. Hearth as the undersigned’s true and lawful attorneys-in-fact to:

(10)	Execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder of Kayne Anderson Midstream/Energy Fund, Inc., a Maryland corporation (the “Company”), Form IDs and Forms 3, 4, and 5 and amendments thereto in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules promulgated thereunder;

(11)	Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form IDs and Form 3, 4, or 5 or amendment thereto and timely file such forms with the United States Securities and Exchange Commission (the “SEC”) and any stock exchange or similar authority, as required; and

(12)	Take any other action of any type whatsoever which, in the opinion of any such attorney-in-fact, may be of benefit, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect with respect to the undersigned until the earliest to occur of (a) the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transaction in securities issued by the Company or (b) revocation by the undersigned in a signed writing delivered to the Company and each of the foregoing attorneys-in-fact. This Power of Attorney shall terminate with respect to a foregoing attorney-in-fact, individually, at such time as such attorney-in-fact is no longer employed or engaged by the Company or any of its subsidiaries. This Power of Attorney may be filed with the SEC as a confirming statement of the authority granted herein.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of November, 2010.

KA HOLDINGS INC.

By:/s/ David Shladovsky
Name: David Shladovsky
Title: General Counsel

Exhibit 24.5

POWER OF ATTORNEY

FOR

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SECTION 16(a) FILINGS

Know all by these presents, that the undersigned hereby constitutes and appoints David J. Shladovsky, Terry A. Hart, James C. Baker and David A. Hearth as the undersigned’s true and lawful attorneys-in-fact to:

(13)	Execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder of Kayne Anderson Midstream/Energy Fund, Inc., a Maryland corporation (the “Company”), Form IDs and Forms 3, 4, and 5 and amendments thereto in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules promulgated thereunder;

(14)	Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form IDs and Form 3, 4, or 5 or amendment thereto and timely file such forms with the United States Securities and Exchange Commission (the “SEC”) and any stock exchange or similar authority, as required; and

(15)	Take any other action of any type whatsoever which, in the opinion of any such attorney-in-fact, may be of benefit, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect with respect to the undersigned until the earliest to occur of (a) the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transaction in securities issued by the Company or (b) revocation by the undersigned in a signed writing delivered to the Company and each of the foregoing attorneys-in-fact. This Power of Attorney shall terminate with respect to a foregoing attorney-in-fact, individually, at such time as such attorney-in-fact is no longer employed or engaged by the Company or any of its subsidiaries. This Power of Attorney may be filed with the SEC as a confirming statement of the authority granted herein.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of November, 2010.

Richard A. Kayne
Print Name of Reporting Person or Entity

/S/ RICHARD A. KAYNE
Signature

Exhibit 24.6

POWER OF ATTORNEY

FOR

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SECTION 16(a) FILINGS

Know all by these presents, that the undersigned hereby constitutes and appoints David J. Shladovsky, Terry A. Hart, James C. Baker and David A. Hearth as the undersigned’s true and lawful attorneys-in-fact to:

(16)	Execute for and on behalf of the undersigned, in the undersigned’s capacity as a shareholder of Kayne Anderson Midstream/Energy Fund, Inc., a Maryland corporation (the “Company”), Form IDs and Forms 3, 4, and 5 and amendments thereto in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules promulgated thereunder;

(17)	Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form IDs and Form 3, 4, or 5 or amendment thereto and timely file such forms with the United States Securities and Exchange Commission (the “SEC”) and any stock exchange or similar authority, as required; and

(18)	Take any other action of any type whatsoever which, in the opinion of any such attorney-in-fact, may be of benefit, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect with respect to the undersigned until the earliest to occur of (a) the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned’s holdings of and transaction in securities issued by the Company or (b) revocation by the undersigned in a signed writing delivered to the Company and each of the foregoing attorneys-in-fact. This Power of Attorney shall terminate with respect to a foregoing attorney-in-fact, individually, at such time as such attorney-in-fact is no longer employed or engaged by the Company or any of its subsidiaries. This Power of Attorney may be filed with the SEC as a confirming statement of the authority granted herein.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of November, 2010.

Robert V. Sinnott
Print Name of Reporting Person or Entity

/S/ ROBERT V. SINNOTT
Signature